UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No.1 amends the Current Report on Form 8-K filed by SmartKem, Inc. (the “Company”) on March 30, 2026 in connection with its Series A Preferred Stock financing (the “Original Form 8-K”) to: (i) amend and restate the first sentence of Item 1.01 of the Original Form 8-K; and (ii) update the Form of Warrant filed as Exhibit 4.1 thereto (the “Exhibit”). The first sentence of Item 1.01 of the Original Form 8-K inadvertently stated the number of Warrants issued on March 30, 2026 as 23,251,960 rather than 24,542,982. As previously filed, the Exhibit inadvertently defined the term “Exercise Price” as $0.6135, rather than $0.5812 (the updated version the Exhibit is furnished with this Amendment No. 1). No other changes have been made to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

Series A Preferred Stock

On March 30, 2026, SmartKem, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Preferred Stock Purchase Agreement") with certain institutional investors (collectively, the "Buyers"), including certain March Noteholders (as defined below) pursuant to which the Company agreed to issue and sell to the Buyers in a private placement (the “Private Placement”), at an initial closing, (i) 11,411.5 shares of the Company's newly designated Series A Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), with a stated value of $1,000 per share, convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at an initial conversion price of $0.5812 per share, subject to adjustment as set forth in the Certificate of Designations (as defined below), and (ii) warrants to purchase up to 24,542,982 shares of Common Stock (the “Warrants”).

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: April 22, 2026	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer